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                                                                    EXHIBIT 23.9

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PLD Asset Leasing Ltd.:

    We consent to the use of our report incorporated herein by reference in the registration statement.

                                          Moore Stephens
                                          Chartered Accountants

Nicosia, Cyprus
September 24, 1999